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Exhibit 4.2

QWEST CORPORATION

7.625% Notes due 2015

Floating Rate Notes due 2013

Third Supplemental Indenture
Dated as of June 17, 2005

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

TABLE OF CONTENTS

		Page
ARTICLE ONE THE NOTES
Section 1.01.	Designation of Notes	2
Section 1.02.	Other Terms of the Notes	2
ARTICLE TWO MISCELLANEOUS
Section 2.01.	Amendment and Supplement	2
Section 2.02.	Indenture	2
Section 2.03.	Governing Law	2
Section 2.04.	No Adverse Interpretation of Other Agreements	3
Section 2.05.	Successors and Assigns	3
Section 2.06.	Duplicate Originals	3
Section 2.07.	Severability	3

Exhibits

Exhibit A	—	Form of Fixed Rate Note
Exhibit A-1	—	Form of Certificate to be delivered in connection with transfers pursuant to Temporary Regulation S Global Note
Exhibit A-2	—	Form of Certificate to be delivered in connection with transfers pursuant to Regulation S
Exhibit B	—	Form of Floating Rate Note
Exhibit B-1	—	Form of Certificate to be delivered in connection with transfers pursuant to Temporary Regulation S Global Note
Exhibit B-2	—	Form of Certificate to be delivered in connection with transfers pursuant to Regulation S

i

        THIRD SUPPLEMENTAL INDENTURE dated as of June 17, 2005 (this "Supplemental Indenture") by and between QWEST CORPORATION, a Colorado corporation (formerly known as U S WEST Communications, Inc.) (the "Company"), and U.S. BANK NATIONAL ASSOCIATION, as trustee under the Indenture (as defined below) with respect to the Notes (as defined below) (the "Trustee"), as supplemented by the First Supplemental Indenture (as defined below) and the Second Supplemental Indenture (as defined below). The Trustee, and each other trustee appointed as such with respect to the Securities of any series issued under the Indenture, shall be the "Trustee" (as defined in the Indenture, as supplemented hereby) for all purposes under the Indenture with respect to the applicable series of Securities but, for the avoidance of doubt, not with respect to any series of Securities for which such Trustee has not been appointed trustee under the terms of the Indenture and/or any supplement thereto).

        Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the holders of Notes:

        WHEREAS, the Company and J.P. Morgan Trust Company, National Association (as successor in interest to Bank One Trust Company, National Association), are parties to that certain Indenture dated as of October 15, 1999 (the "Base Indenture,"and as supplemented by the First Supplemental Indenture, the Second Supplemental Indenture and this Third Supplemental Indenture, the "Indenture") providing for the issuance from time to time of senior debt securities ("Securities") to be issued in one or more series;

        WHEREAS, the Company and the Trustee are parties to the First Supplemental Indenture (the "First Supplemental Indenture") dated as of August 19, 2004, providing for the issuance by the Company of a series of Securities, designated as its 7.875% Notes due 2011 (the "August Notes"), in an aggregate principal amount of $575,000,000.

        WHEREAS, the Company and the Trustee are parties to the Second Supplemental Indenture (the "Second Supplemental Indenture") dated as of November 23, 2004, providing for the issuance by the Company of Additional Notes of its series of Securities designated as its 7.875% Notes due 2011 (the "November Notes"), in an aggregate principal amount of $250,000,000.

        WHEREAS, the Company desires and has requested the Trustee to join it in the execution and delivery of this Supplemental Indenture in order to establish and provide for the issuance by the Company of a series of Securities, designated as its 7.625% Notes due 2015 (the "Fixed Rate Notes") in an initial aggregate principal amount of $400,000,000 and Floating Rate Notes due 2013 (the "Floating Rate Notes") in an initial aggregate principal amount of $750,000,000 (together, the "Notes"). The Fixed Rate Notes shall be substantially in the form attached hereto as Exhibit A, and the Floating Rate Notes shall be substantially in the form attached hereto as Exhibit B.

        WHEREAS, Section 9.01 of the Base Indenture provides that a supplemental indenture may be entered into by the Company and the Trustee without the consent of any Holders to establish the form or terms of Securities of any Series as permitted by Section 2.02 of the Base Indenture;

        WHEREAS, the conditions set forth in the Indenture for the execution and delivery of this Supplemental Indenture have been complied with; and

        WHEREAS, all things necessary to make this Supplemental Indenture a valid agreement of the Company and the Trustee, in accordance with its terms, and a valid amendment of, and supplement to, the Indenture have been done.

        NOW, THEREFORE, in consideration of the premises and the purchase and acceptance of the Notes by the holders thereof, the Company covenants and agrees with the Trustee, for the equal and ratable benefit of the Holders, that the Indenture is supplemented and amended, to the extent expressed herein, as follows:

ARTICLE ONE

THE NOTES

Section 1.01.    Designation of Notes.

        The changes, modifications and supplements to the Indenture effected by this Supplemental Indenture shall be applicable only with respect to, and govern the terms of the Notes, which shall not be limited in aggregate principal amount, and shall not apply to any other Securities that have been or may be issued under the Indenture unless a supplemental indenture with respect to such other Securities specifically incorporates such changes, modifications and supplements. Pursuant to this Supplemental Indenture, there is hereby created and designated a series of Securities under the Indenture entitled "7.625% Notes due June 15, 2015" and a series of Securities entitled "Floating Rate Notes due June 15, 2013." The Fixed Rate Notes shall be in the form of Exhibit A hereto, and the Floating Rate Notes shall be in the form of Exhibit B hereto. The Notes may bear an appropriate legend regarding original issue discount for federal income tax purposes. Subject to the terms in the Indenture, as supplemented by this Supplemental Indenture, the Company may, at its option, without consent from the Holders, issue additional Notes from time to time. For all purposes under the Indenture, the term "Notes" shall include the Notes initially issued on the date of original issuance of the Notes and any other Notes issued after such date under the Indenture, as supplemented hereby.

Section 1.02.    Other Terms of the Notes.

        Without limiting the foregoing provisions of this Article One, the terms of the Fixed Rate Notes shall be as set forth in the forms of Fixed Rate Note set forth in Exhibit A hereto and as provided in the Indenture, and the terms of the Floating Rate Notes shall be as set forth in the forms of Floating Rate Note set forth in Exhibit B hereto and as provided in the Indenture.

        The Notes shall be payable and may be presented for payment, purchase, conversion, registration of transfer and exchange, without service charge, at the office of the Company maintained for such purpose in New York, New York, which shall initially be the office or agency of the Trustee.

ARTICLE TWO

MISCELLANEOUS

Section 2.01.    Amendment and Supplement.

        This Supplemental Indenture or the Notes may be amended or supplemented as provided for in the Indenture.

Section 2.02.    Indenture.

        In the event of any conflict between this Supplemental Indenture and the Indenture, the provisions of this Supplemental Indenture shall prevail.

Section 2.03.    Governing Law.

        The laws of the State of New York shall govern this Supplemental Indenture and the Securities of the Series created hereby.

2

Section 2.04.    No Adverse Interpretation of Other Agreements.

        This Supplemental Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or a Subsidiary. Any such indenture, loan or debt agreement may not be used to interpret this Supplemental Indenture.

Section 2.05.    Successors and Assigns.

        All covenants and agreements of the Company in this Supplemental Indenture and the Notes shall bind its successors and assigns. All agreements of the Trustee in this Supplemental Indenture shall bind its successors and assigns.

Section 2.06.    Duplicate Originals.

        This Supplemental Indenture may be executed in counterparts, each of which shall be an original, but such counterparts shall together constitute but one instrument.

Section 2.07.    Severability.

        In case any one or more of the provisions contained in this Supplemental Indenture or in the Notes shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Supplemental Indenture or of the Notes.

[Signature Pages Follow]

3

SIGNATURES

        IN WITNESS WHEREOF, the parties have caused this Supplemental Indenture to be duly executed, all as of the date first above written.

QWEST CORPORATION

By:

Name:
Title:

U.S. BANK NATIONAL ASSOCIATION

By:

Name:
Title:

S-1

Exhibit A

        [THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY OR A SUCCESSOR DEPOSITORY. THIS NOTE IS NOT EXCHANGEABLE FOR NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS NOTE (OTHER THAN A TRANSFER OF THIS NOTE AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

        EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.15 OF THE INDENTURE, TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION 2.08 OF THE INDENTURE.](a)

(a)
This legend to appear only on Global Notes.

        THE NOTES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), (4) TO AN INSTITUTIONAL ACCREDITED INVESTOR IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS.

        [THIS GLOBAL NOTE IS A TEMPORARY GLOBAL NOTE FOR PURPOSES OF REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). NEITHER THIS TEMPORARY GLOBAL NOTE NOR ANY

INTEREST HEREIN MAY BE OFFERED, SOLD OR DELIVERED, EXCEPT AS PERMITTED UNDER THE INDENTURE REFERRED TO BELOW.

        NO BENEFICIAL OWNERS OF THIS TEMPORARY GLOBAL NOTE SHALL BE ENTITLED TO RECEIVE PAYMENT OF PRINCIPAL OR INTEREST HEREON UNLESS THE REQUIRED CERTIFICATIONS HAVE BEEN DELIVERED PURSUANT TO THE TERMS OF THE INDENTURE.](a)

(a)
This legend to appear only on Temporary Regulation S Global Notes.

No. [ ]	PRINCIPAL AMOUNT
CUSIP No. [ ]	$[ ]

QWEST CORPORATION
7.625% Note due 2015

        QWEST CORPORATION, a corporation duly organized and existing under the laws of the State of Colorado (such corporation, and its successors and assigns under the Indenture hereinafter referred to, being herein called the "Company"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [                        ] DOLLARS ($ [                        ]) (or such lesser amount as shall be listed on the Schedule of Increases or Decreases in Global Note attached hereto) on June 15, 2015 (the "Maturity Date"), unless previously redeemed on any redemption date, by wire transfer of immediately available funds of such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts and to pay interest thereon semiannually on each June 15 and December 15, commencing [                        ] (each, an "Interest Payment Date"), and on the Maturity Date at the rate per annum specified in the title of this Note, from [                        ] (or from the most recent Interest Payment Date to which interest has been paid or duly provided for) until payment of said principal sum has been made or duly provided for. Notwithstanding the foregoing, if the Company shall default in the payment of interest due on any Interest Payment Date, then this Note shall bear interest from the most recent Interest Payment Date to which interest has been paid or duly provided for or, if no interest has been paid on this Note or duly provided for, from [                        ]. The interest so payable on any Interest Payment Date, subject to certain exceptions provided in the Indenture referred to herein, will be paid to the person in whose name this Note shall be registered at the close of business on each June 1 and December 1 immediately prior to such Interest Payment Date, Maturity Date or redemption date. If any Interest Payment Date, Maturity Date or redemption date is a Legal Holiday (as defined in the Indenture) in New York, New York, the required payment shall be made on the next succeeding day that is not a Legal Holiday as if it was made on the date such payment was due and no interest will accrue on the amount so payable for the period from and after such Interest Payment Date or Maturity Date, as the case may be, to such next succeeding day. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.

        This Note is one of the duly authorized series of Securities of the Company, designated as the Company's "7.625% Notes due 2015" (the "Notes"), initially limited to the aggregate principal amount of $400,000,000 all issued or to be issued under and pursuant to an Indenture dated as of October 15, 1999 between the Company and J.P. Morgan Trust Company, National Association, as trustee (as successor in interest to Bank One Trust Company, N.A.), as supplemented by the First Supplemental Indenture dated as of August 19, 2004 by and between the Company and U.S. Bank National Association, as trustee (the "Trustee"), the Second Supplemental Indenture dated as of November 23, 2004 between the Company and the Trustee and a Third Supplemental Indenture dated as of June 17, 2005 between the Company and the Trustee, as such may be amended, modified or supplemented from time to time (as so amended, modified or supplemented, the "Indenture"), to which Indenture and all Indentures supplemental thereto reference is hereby made for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders (the words "Holders" or "Holder" meaning the registered holders or registered holder of the Notes). Exchange Notes (as such term is defined in the Registration Rights Agreement referred to below) shall be deemed to be of the same series as the Notes for purposes of the Indenture.

        Pursuant to, but subject to the exceptions in, the Registration Rights Agreement dated as of June17, 2005 among the Company and the Initial Purchasers named therein (as the same may be amended from time to time, the "Registration Rights Agreement"), the Company shall be obligated to use its commercially reasonable efforts to consummate an exchange offer pursuant to which the Holder of this Note shall have the right to exchange this Note for a 7.625% Note due June 15, 2015 of the Company which shall have been registered under the Securities Act of 1933, as amended, in like principal amount and having terms identical in all material respects to this Note (except that such Note shall not be entitled to Additional Interest (as defined in the Registration Rights Agreement) and shall not contain terms with respect to transfer restrictions). Holders shall be entitled to receive certain Additional Interest in the event of a Registration Default (as defined in the Registration Rights Agreement) pursuant to and in accordance with the terms of the Registration Rights Agreement. Any Additional Interest due will be payable in cash on the next succeeding June 15 or December 15, as the case may be, to Holders on the relevant regular record dates for the payment of interest. The Company shall promptly provide the Trustee with notice of any change in the interest rate borne by this Note.(a)

(a)
This paragraph not to appear on Exchange Notes.

        The Notes shall be redeemable at the option of the Company in whole at any time or in part from time to time, at a redemption price equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed or (ii) the sum, as determined by the Quotation Agent (as defined below), of the present values of the principal amount of the Note to be redeemed and the remaining scheduled payments of interest on the principal amount of this Note to be redeemed from the redemption date to June 15, 2015 (excluding interest accrued to the redemption date) (the "Remaining Life"), discounted from their respective scheduled payment dates to the redemption date on a semiannual basis (assuming a 360-day year consisting of 30-day months) at the Treasury Rate (as defined below) plus 50 basis points, plus, in either case, accrued interest thereon to the date of redemption.

        If money sufficient to pay the redemption price of and accrued interest on all of the Notes (or portions thereof) to be redeemed on the redemption date is deposited with the Trustee or paying agent on or before the redemption date and certain other conditions specified in the Indenture are satisfied, then on and after such redemption date, interest will cease to accrue on such Notes (or such portion thereof) called for redemption.

        "Comparable Treasury Issue" means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the Remaining Life that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity with the Remaining Life as of the applicable redemption date. "Comparable Treasury Price" means, with respect to any redemption date, the average of two Reference Treasury Dealer Quotations for such redemption date.

        "Quotation Agent" means the Reference Treasury Dealer appointed by the Company.

        "Reference Treasury Dealer" means each of Merrill Lynch, Pierce, Fenner & Smith Incorporated and Deutsche Bank Securities Inc. and their successors; provided, however, that if any of the foregoing ceases to be a primary U.S. Government securities dealer in New York City, the Company will substitute therefor another primary U.S. Government securities dealer.

        "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day preceding such redemption date.

        "Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semiannual yield to maturity of the Comparable Treasury Issue, calculated on the third business day preceding such redemption date using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

        Notice of any redemption will be mailed not less than 15 nor more than 60 calendar days before the redemption date to the Holder hereof at its registered address. Unless the Company defaults in payment of the redemption price, on and after the redemption date interest will cease on the principal amount of this Note.

        In case an Event of Default shall occur and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

        The Indenture contains provisions permitting the Company and the Trustee, with the written consent of the Holders of a majority in principal amount of the outstanding Securities of each series affected by a supplemental indenture (with each series voting as a class), to enter into a supplemental indenture to add any provisions to or to change or eliminate any provisions of the Indenture or of any supplemental indenture or to modify, in each case in any manner not covered by provisions in the Indenture relating to amendments and waivers without the consent of Holders, the rights of the Holders of each such series. The Holders of a majority in principal amount of the outstanding Securities of each series affected by such waiver (with each series voting as a class), by notice to the Trustee may waive compliance by the Company with any provision of the Indenture, any supplemental indenture or the Securities of any such series, except a Default in payment of the principal of or interest on any Security. However, without the consent of each Holder affected, an amendment or waiver may not: (1) reduce the amount of Notes whose Holders must consent to an amendment or waiver; (2) change the rate or the time for payment of interest on any Security; (3) change the principal or the fixed maturity of any Security; (4) waive a Default in the payment of principal, premium, if any, or interest on any Security; (5) make any Security payable in money other than that stated in the Security; or (6) make any change in the provisions of the Indenture (i) with respect to the rights of the Holders of a majority in principal amount of any series of Securities, by notice to the Trustee, to waive an existing Default with respect to that series and its consequences; (ii) with respect to the right of any Holder of a Security to receive payment of principal of and interest on the Security, on or after the respective due dates expressed in the Security, the right of any Holder of a coupon to receive payment of interest due as provided in such coupon, or the right to bring suit for enforcement of any such payments on or after their respective dates; and (iii) described in this sentence.

        No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note at the place, at the respective times, at the rate, and in the coin or currency herein prescribed.

        No director, officer, employee or stockholder, as such, of the Company shall have any liability for any obligations of the Company under this Note or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder, by accepting this Note, waives and releases all such liability. The waiver and release are part of the consideration for the issue of this Note.

        The laws of the State of New York shall govern the Indenture and this Note.

        Ownership of this Note shall be proved by the register for the Notes kept by the Registrar. The Company, the Trustee and any agent of the Company may treat the person in whose name a Note is registered as the absolute owner thereof for all purposes.

        Terms used herein without definition that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

        Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entirety), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

        Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

        Unless the Certificate of Authentication hereon has been executed by the Trustee under the Indenture referred to herein by the manual or facsimile signature of one of its authorized officers, or on behalf of the Trustee by the manual or facsimile signature of an authorized officer of the Trustee's authenticating agent, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

        IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed, manually or by facsimile, and its corporate seal or a facsimile of its corporate seal to be imprinted herein.

Date: [ ]
QWEST CORPORATION
(SEAL)

By:

Name:
Title:

By:

Name:
Title:

CERTIFICATE OF AUTHENTICATION

        This is one of the Notes of the series designated herein, issued under the Indenture described herein.

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:

Authorized Signatory

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please insert social security number or other identifying number of assignee:

Please print or type name and address (including zip code) of assignee:

the within Note and all rights thereunder, hereby irrevocably constituting and appointing                        attorney to transfer said Note of Qwest Corporation on the books of Qwest Corporation, with full power of substitution in the premises.

Dated:

        NOTICE: The signature to this assignment must correspond with the name as written upon the face of this Note in every particular without alteration or enlargement or any change whatsoever.

CERTIFICATE TO BE DELIVERED UPON EXCHANGE
OR REGISTRATION OF TRANSFER

        This certificate relates to $            principal amount of Notes held in (check applicable space)             book-entry or             definitive form by the undersigned.

        The undersigned (Check one box below);

        / / has requested the Trustee by written order to deliver in exchange for its beneficial interest in the Note held by the Depository a Note or Notes in definitive, registered form of authorized denominations and an aggregate principal amount equal to its beneficial interest in such Note (or the portion thereof indicated above); or

        / / has requested the Trustee by written order to exchange or register the transfer of a Note or Notes.

        In connection with any transfer of any of the Notes evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(k) under the Securities Act, the undersigned confirms that such Notes are being transferred in accordance with its terms:

        CHECK ONE BOX BELOW

        / /    (1)    to the Company; or

        / /    (2)    inside the United States to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) that purchases for its own account or for the account of a qualified institutional buyer in a transaction meeting the requirements of Rule 144A; or

        / /    (3)    outside the United States to a foreign person in a transaction meeting the requirements of Rule 903 or Rule 904 of Regulation S under the Securities Act; or

        / /    (4)    pursuant to an exemption from registration under the Securities Act provided by Rule 144 thereunder (if available), or

        / /    (5)    to an institutional accredited investor in a transaction exempt from the registration requirements of the Securities Act, or

        / /    (6)    pursuant to an effective registration statement under the Securities Act.

        Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (4) or (5) is checked, the Trustee may require, prior to registering any such transfer of the Notes, such legal opinions, certifications and other information as the Company and the Trustee has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

Date:

SIGNATURE OR SIGNATURE GUARANTEE: NOTICE: Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee.

TO BE COMPLETED BY PURCHASER IF BOX (2) ABOVE IS CHECKED.

        The undersigned represents and warrants that it is purchasing the Notes for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim this exemption from registration provided by Rule 144A.

Dated:

NOTICE: To be executed by an executive officer

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE

        The following increases or decreases in this Global Note have been made:

Principal amount of this Global Note as of [ ]	Date Exchange Made	Change in Principal Amount of this Global Note due to Exchange	Principal Amount of this Global Note Following such Exchange	Notation made by or on behalf of the Company

Exhibit A-1

Form of Certificate To Be Delivered
in Connection with Transfers
of Temporary Regulation S Global Notes

[            ], [    ]

U.S. Bank National Association
950 17th Street, Suite 300
Denver, Colorado 80202
Attention: Corporate Trust Department

  Re:
  Qwest Corporation (the "Issuer")
  7.625% Notes due 2015 (the "  Notes")

Dear Sirs:

        This letter relates to U.S. $[                        ] aggregate principal amount of Notes represented by a certificate (the "Legended Certificate") which bears a legend outlining restrictions upon transfer of such Legended Certificate. Pursuant to Section 3.03(b) of the First Supplemental Indenture (the "Supplemental Indenture") dated as of August 19, 2004 relating to the Notes, we hereby certify that we are (or we will hold such securities on behalf of) a person outside the United States (or to an Initial Purchaser (as defined in the Supplemental Indenture)) to whom the Notes could be transferred in accordance with Rule 904 of Regulation S promulgated under the U.S. Securities Act of 1933, as amended.

        You, as Trustee, the Company, counsel for the Company and others are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Capitalized terms used but not independently defined in this letter have the meanings set forth in Regulation S.

Very truly yours,
[Name of Holder]
By:
Authorized Signature

A-1-1

Exhibit A-2

Form of Certificate To Be Delivered
in Connection with Transfers
Pursuant to Regulation S

[            ], [    ]

U.S. Bank National Association
950 17th Street, Suite 300
Denver, Colorado 80202
Attention: Corporate Trust Department

  Re:
  Qwest Corporation (the "Issuer")
  7.625% Notes due 2015 (the "  Notes")

Ladies and Gentlemen:

        In connection with our proposed sale of $[                        ] aggregate principal amount of the Notes, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, we represent that:

          (1)   the offer of the Notes was not made to a person in the United States;

          (2)   either (a) at the time the buy offer was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States, or (b) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither we nor any person acting on our behalf knows that the transaction has been prearranged with a buyer in the United States;

          (3)   no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable;

          (4)   the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

          (5)   we have advised the transferee of the transfer restrictions applicable to the Notes.

        You, as Trustee, the Issuer, counsel for the Issuer and others are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

Very truly yours,
[Name of Transferor]
By:
Authorized Signatory

A-2-1

Exhibit B

        [THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY OR A SUCCESSOR DEPOSITORY. THIS NOTE IS NOT EXCHANGEABLE FOR NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS NOTE (OTHER THAN A TRANSFER OF THIS NOTE AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

        EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.15 OF THE INDENTURE, TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION 2.08 OF THE INDENTURE.](a)

(a)
This legend to appear only on Global Notes.

        THE NOTES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), (4) TO AN INSTITUTIONAL ACCREDITED INVESTOR IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS.

        [THIS GLOBAL NOTE IS A TEMPORARY GLOBAL NOTE FOR PURPOSES OF REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). NEITHER THIS TEMPORARY GLOBAL NOTE NOR ANY

INTEREST HEREIN MAY BE OFFERED, SOLD OR DELIVERED, EXCEPT AS PERMITTED UNDER THE INDENTURE REFERRED TO BELOW.

        NO BENEFICIAL OWNERS OF THIS TEMPORARY GLOBAL NOTE SHALL BE ENTITLED TO RECEIVE PAYMENT OF PRINCIPAL OR INTEREST HEREON UNLESS THE REQUIRED CERTIFICATIONS HAVE BEEN DELIVERED PURSUANT TO THE TERMS OF THE INDENTURE.](a)

(a)
This legend to appear only on Temporary Regulation S Global Notes.

No. [ ] CUSIP No. [ ]	PRINCIPAL AMOUNT $[ ]

QWEST CORPORATION
Floating Rate Note due 2013

        QWEST CORPORATION, a corporation duly organized and existing under the laws of the State of Colorado (such corporation, and its successors and assigns under the Indenture hereinafter referred to, being herein called the "Company"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [                        ] DOLLARS ($ [                        ]) (or such lesser amount as shall be listed on the Schedule of Increases or Decreases in Global Note attached hereto) on June 15, 2013 (the "Maturity Date"), by wire transfer of immediately available funds of such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts and to pay interest thereon quarterly in arrears on each March 15, June 15, September 15 and December 15, commencing [                        ] (each, an "Interest Payment Date"), and on the Maturity Date at the rate per annum, reset quarterly, equal to LIBOR plus 3.25%, as determined by the Calculation Agent, from [                        ] (or from the most recent Interest Payment Date to which interest has been paid or duly provided for) until payment of said principal sum has been made or duly provided for. Notwithstanding the foregoing, if the Company shall default in the payment of interest due on any Interest Payment Date, then this Note shall bear interest from the most recent Interest Payment Date to which interest has been paid or duly provided for or, if no interest has been paid on this Note or duly provided for, from [                        ]. The interest so payable on any Interest Payment Date, subject to certain exceptions provided in the Indenture referred to herein, will be paid to the person in whose name this Note shall be registered at the close of business on each March 1, June 1, September 1 and December 1 immediately prior to such Interest Payment Date or Maturity Date. If any Interest Payment Date or Maturity Date or redemption date is a Legal Holiday (as defined in the Indenture) in New York, New York, the required payment shall be made on the next succeeding day that is not a Legal Holiday as if it was made on the date such payment was due and no interest will accrue on the amount so payable for the period from and after such Interest Payment Date or Maturity Date or redemption date, as the case may be, to such next succeeding day. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.

        "Determination Date," with respect to an Interest Period, will be the second London Banking Day preceding the first day of such Interest Period.

        "Interest Period" means the period commencing on and including an interest payment date and ending on and including the day immediately preceding the next succeeding interest payment date, with the exception that the first Interest Period shall commence on and include the Issue Date with respect to this Note and end on and include [            ].

        "LIBOR," with respect to an Interest Period, will be the rate (expressed as a percentage per annum) for deposits in U.S. dollars for a three-month period beginning on the second London Banking Day after the Determination Date that appears on Telerate Page 3750 as of 11:00 a.m., London time, on the Determination Date. If Telerate Page 3750 does not include such a rate or is unavailable on a Determination Date, the Calculation Agent will request the principal London office of each of four major banks in the London interbank market, as selected by the Calculation Agent, to provide such bank's offered quotation (expressed as a percentage per annum), as of approximately 11:00 a.m., London time, on such Determination Date, to prime banks in the London interbank market for deposits in a Representative Amount in U.S. dollars for a six-month period beginning on the second London Banking Day after the Determination Date. If at least two such offered quotations are so provided, the rate for the Interest Period will be the arithmetic mean of such quotations. If fewer than two such quotations are so provided, the Calculation Agent will request each of three major banks in New York City, as selected by the Calculation Agent, to provide such bank's rate (expressed as a percentage per annum), as of approximately 11:00 a.m., New York City time, on such Determination Date, for loans in a Representative Amount in U.S. dollars to leading European banks for a six-month period beginning on the second London Banking Day after the Determination Date. If at least two such rates are so provided, the rate for the Interest Period will be the arithmetic mean of such rates. If fewer than two such rates are so provided, then the rate for the Interest Period will be the rate in effect with respect to the immediately preceding Interest Period.

        "London Banking Day" is any day on which dealings in U.S. dollars are transacted or, with respect to any future date, are expected to be transacted in the London interbank market.

        "Representative Amount" means a principal amount of not less than $1,000,000 for a single transaction in the relevant market at the relevant time.

        "Telerate Page 3750" means the display designated as "Page 3750" on the Moneyline Telerate service (or such other page as may replace Page 3750 on that service).

        The amount of interest for each day that this Note is outstanding (the "Daily Interest Amount") will be calculated by dividing the interest rate in effect for such day by 360 and multiplying the result by the principal amount of this Note. The amount of interest to be paid on this Note for each Interest Period will be calculated by adding the Daily Interest Amounts for each day in the Interest Period.

        All percentages resulting from any of the above calculations will be rounded, if necessary, to the nearest one hundred thousandth of a percentage point, with five one-millionths of a percentage point being rounded upwards (e.g., 9.876545% (or .09876545) being rounded to 9.87655% (or .0987655)) and all dollar amounts used in or resulting from such calculations will be rounded to the nearest cent (with one-half cent being rounded upwards).

        The interest rate on this Note will in no event be higher than the maximum rate permitted by New York law as the same may be modified by United States law of general application.

        The Calculation Agent will, upon the request of the holder of any Floating Rate Note, provide the interest rate then in effect with respect to this Note. All calculations made by the Calculation Agent in the absence of manifest error will be conclusive for all purposes and binding on the Company, the Guarantors and the holders of this Note.

        This Note is one of the duly authorized series of Securities of the Company, designated as the Company's "Floating Rate Notes due 2013" (the "Notes"), initially limited to the aggregate principal amount of $750,000,000 all issued or to be issued under and pursuant to an Indenture dated as of October 15, 1999 between the Company and J.P. Morgan Trust Company, National Association, as trustee (as successor in interest to Bank One Trust Company, N.A.), as supplemented by the First Supplemental Indenture dated as of August 19, 2004 by and between the Company and U.S. Bank National Association, as trustee (the "Trustee"), the Second Supplemental Indenture dated as of November 23, 2004 by and between the Company and the Trustee and a Third Supplemental Indenture dated as of June 17, 2005 by and between the Company and the Trustee, as such may be amended, modified or supplemented from time to time (as so amended, modified or supplemented, the "Indenture"), to which Indenture and all Indentures supplemental thereto reference is hereby made for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders (the words "Holders" or "Holder" meaning the registered holders or registered holder of the Notes). Exchange Notes (as such term is defined in the Registration Rights Agreement referred to below) shall be deemed to be of the same series as the Notes for purposes of the Indenture.

        Pursuant to, but subject to the exceptions in, the Registration Rights Agreement dated as of June 17, 2005 among the Company and the Initial Purchasers named therein (as the same may be amended from time to time, the "Registration Rights Agreement"), the Company shall be obligated to use its commercially reasonable efforts to consummate an exchange offer pursuant to which the Holder of this Note shall have the right to exchange this Note for a Floating Rate Note due 2013 of the Company which shall have been registered under the Securities Act of 1933, as amended, in like principal amount and having terms identical in all material respects to this Note (except that such Note shall not be entitled to Additional Interest (as defined in the Registration Rights Agreement) and shall not contain terms with respect to transfer restrictions). Holders shall be entitled to receive certain Additional Interest in the event of a Registration Default (as defined in the Registration Rights Agreement) pursuant to and in accordance with the terms of the Registration Rights Agreement. Any Additional Interest due will be payable in cash on the next succeeding March 15, June 15, September 15 or December 15, as the case may be, to Holders on the relevant regular record dates for the payment of interest. The Company shall promptly provide the Trustee with notice of any change in the interest rate borne by this Note.(a)

(a)
This paragraph not to appear on Exchange Notes.

        This Note is not redeemable by the Company prior to maturity and is not subject to any sinking fund.

        In case an Event of Default shall occur and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

        The Indenture contains provisions permitting the Company and the Trustee, with the written consent of the Holders of a majority in principal amount of the outstanding Securities of each series affected by a supplemental indenture (with each series voting as a class), to enter into a supplemental indenture to add any provisions to or to change or eliminate any provisions of the Indenture or of any supplemental indenture or to modify, in each case in any manner not covered by provisions in the Indenture relating to amendments and waivers without the consent of Holders, the rights of the Holders of each such series. The Holders of a majority in principal amount of the outstanding Securities of each series affected by such waiver (with each series voting as a class), by notice to the Trustee may waive compliance by the Company with any provision of the Indenture, any supplemental indenture or the Securities of any such series, except a Default in payment of the principal of or interest on any Security. However, without the consent of each Holder affected, an amendment or waiver may not: (1) reduce the amount of Notes whose Holders must consent to an amendment or waiver; (2) change the rate or the time for payment of interest on any Security; (3) change the principal or the fixed maturity of any Security; (4) waive a Default in the payment of principal, premium, if any, or interest on any Security; (5) make any Security payable in money other than that stated in the Security; or (6) make any change in the provisions of the Indenture (i) with respect to the rights of the Holders of a majority in principal amount of any series of Securities, by notice to the Trustee, to waive an existing Default with respect to that series and its consequences; (ii) with respect to the right of any Holder of a Security to receive payment of principal of and interest on the Security, on or after the respective due dates expressed in the Security, the right of any Holder of a coupon to receive payment of interest due as provided in such coupon, or the right to bring suit for enforcement of any such payments on or after their respective dates; and (iii) described in this sentence.

        No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note at the place, at the respective times, at the rate, and in the coin or currency herein prescribed.

        No director, officer, employee or stockholder, as such, of the Company shall have any liability for any obligations of the Company under this Note or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder, by accepting this Note, waives and releases all such liability. The waiver and release are part of the consideration for the issue of this Note.

        The laws of the State of New York shall govern the Indenture and this Note.

        Ownership of this Note shall be proved by the register for the Notes kept by the Registrar. The Company, the Trustee and any agent of the Company may treat the person in whose name a Note is registered as the absolute owner thereof for all purposes.

        Terms used herein without definition that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

        Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entirety), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

        Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

        Unless the Certificate of Authentication hereon has been executed by the Trustee under the Indenture referred to herein by the manual or facsimile signature of one of its authorized officers, or on behalf of the Trustee by the manual or facsimile signature of an authorized officer of the Trustee's authenticating agent, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

        IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed, manually or by facsimile, and its corporate seal or a facsimile of its corporate seal to be imprinted herein.

        Date: [                        ]

QWEST CORPORATION
(SEAL)
	By:	Name: Title:
	By:	Name: Title:

CERTIFICATE OF AUTHENTICATION

        This is one of the Notes of the series designated herein, issued under the Indenture described herein.

U.S. BANK NATIONAL ASSOCIATION, as Trustee
By:	Authorized Signatory

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please insert social security number or other identifying number of assignee:

        Please print or type name and address (including zip code) of assignee:

the within Note and all rights thereunder, hereby irrevocably constituting and appointing                        attorney to transfer said Note of Qwest Corporation on the books of Qwest Corporation, with full power of substitution in the premises.

Dated:

        NOTICE: The signature to this assignment must correspond with the name as written upon the face of this Note in every particular without alteration or enlargement or any change whatsoever.

CERTIFICATE TO BE DELIVERED UPON EXCHANGE
OR REGISTRATION OF TRANSFER

        This certificate relates to $            principal amount of Notes held in (check applicable space)             book-entry or             definitive form by the undersigned.

        The undersigned (Check one box below);

        / / has requested the Trustee by written order to deliver in exchange for its beneficial interest in the Note held by the Depository a Note or Notes in definitive, registered form of authorized denominations and an aggregate principal amount equal to its beneficial interest in such Note (or the portion thereof indicated above); or

        / / has requested the Trustee by written order to exchange or register the transfer of a Note or Notes.

        In connection with any transfer of any of the Notes evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(k) under the Securities Act, the undersigned confirms that such Notes are being transferred in accordance with its terms:

        CHECK ONE BOX BELOW

/ /    (1)    to the Company; or

/ /    (2)    inside the United States to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) that purchases for its own account or for the account of a qualified institutional buyer in a transaction meeting the requirements of Rule 144A; or

/ /    (3)    outside the United States to a foreign person in a transaction meeting the requirements of Rule 903 or Rule 904 of Regulation S under the Securities Act; or

/ /    (4)    pursuant to an exemption from registration under the Securities Act provided by Rule 144 thereunder (if available), or

/ /    (5)    to an institutional accredited investor in a transaction exempt from the registration requirements of the Securities Act, or

/ /    (6)    pursuant to an effective registration statement under the Securities Act.

        Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (4) or (5) is checked, the Trustee may require, prior to registering any such transfer of the Notes, such legal opinions, certifications and other information as the Company and the Trustee has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

Date:
SIGNATURE OR SIGNATURE GUARANTEE: NOTICE: Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee.

TO BE COMPLETED BY PURCHASER IF BOX (2) ABOVE IS CHECKED.

        The undersigned represents and warrants that it is purchasing the Notes for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim this exemption from registration provided by Rule 144A.

Dated:

NOTICE: To be executed by an executive officer

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE

        The following increases or decreases in this Global Note have been made:

Principal amount of this Global Note as of [ ]	Date Exchange Made	Change in Principal Amount of this Global Note due to Exchange	Principal Amount of this Global Note Following such Exchange	Notation made by or on behalf of the Company

EXHIBIT B-1

Form of Certificate To Be Delivered
in Connection with Transfers
of Temporary Regulation S Global Notes

[            ], [    ]

U.S. Bank National Association
950 17th Street, Suite 300
Denver, Colorado 80202
Attention: Corporate Trust Department

  Re:
  Qwest Corporation (the "Issuer")
  Floating Rate Notes due 2013 (the "  Notes")

Dear Sirs:

        This letter relates to U.S. $[                        ] aggregate principal amount of Notes represented by a certificate (the "Legended Certificate") which bears a legend outlining restrictions upon transfer of such Legended Certificate. Pursuant to Section 3.03(b) of the First Supplemental Indenture (the "Supplemental Indenture") dated as of August 19, 2004 relating to the Notes, we hereby certify that we are (or we will hold such securities on behalf of) a person outside the United States (or to an Initial Purchaser (as defined in the Supplemental Indenture)) to whom the Notes could be transferred in accordance with Rule 904 of Regulation S promulgated under the U.S. Securities Act of 1933, as amended.

        You, as Trustee, the Company, counsel for the Company and others are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Capitalized terms used but not independently defined in this letter have the meanings set forth in Regulation S.

Very truly yours,

[Name of Holder]

By:
Authorized Signature

B-1-1

EXHIBIT B-2

Form of Certificate To Be Delivered
in Connection with Transfers
Pursuant to Regulation S

[            ], [    ]

U.S. Bank National Association
950 17th Street, Suite 300
Denver, Colorado 80202
Attention: Corporate Trust Department

  Re:
  Qwest Corporation (the "Issuer")
  Floating Rate Notes due 2013 (the "  Notes")

Ladies and Gentlemen:

        In connection with our proposed sale of $[                        ] aggregate principal amount of the Notes, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, we represent that:

  (1)
  the offer of the Notes was not made to a person in the United States;

  (2)
  either (a) at the time the buy offer was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States, or (b) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither we nor any person acting on our behalf knows that the transaction has been prearranged with a buyer in the United States;

  (3)
  no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable;

  (4)
  the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

  (5)
  we have advised the transferee of the transfer restrictions applicable to the Notes.

        You, as Trustee, the Issuer, counsel for the Issuer and others are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

Very truly yours,

[Name of Transferor]

By:
Authorized Signatory

B-2-1

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TABLE OF CONTENTS
SIGNATURES
CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR REGISTRATION OF TRANSFER
SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE
Form of Certificate To Be Delivered in Connection with Transfers of Temporary Regulation S Global Notes
Form of Certificate To Be Delivered in Connection with Transfers Pursuant to Regulation S
CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR REGISTRATION OF TRANSFER
SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE
Form of Certificate To Be Delivered in Connection with Transfers of Temporary Regulation S Global Notes
Form of Certificate To Be Delivered in Connection with Transfers Pursuant to Regulation S